EXHIBIT 99.2:  KPMG LLP CONSENT


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
The Gillette Company:

We consent to the incorporation by reference in the following registration statements of The Procter & Gamble Company of our reports dated March 11, 2005, with respect to the consolidated balance sheet of The Gillette Company and subsidiary companies as of December 31, 2004 and 2003, and the related consolidated statements of income, cash flows and stockholders' equity for each of the years in the three-year period ended December 31, 2004, management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004, and the effectiveness of internal control over financial reporting as of December 31, 2004, which reports appear in the December 31, 2004 annual report on Form 10-K of The Gillette Company and are incorporated by reference in the Form 8-K of The Procter & Gamble Company dated October 4, 2005.

1. Amendment No. 1 on Form S-8 Registration Statement No. 33-31855 on Form S-4 (now S-8) for the 1982 Noxell Employees' Stock Option Plan and the 1984 Noxell Employees' Stock Option Plan;

2. Post Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

3. Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

4. Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees' Savings Plan;

5. Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors' Stock Plan;

6. Registration Statement No. 333-05715 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

7. Registration Statement No. 333-14381 on Form S-8 for Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company;

8. Registration Statement No. 333-14397 on Form S-8 for Procter & Gamble Subsidiaries Savings Plan;

9. Registration Statement No. 333-21783 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

10. Registration Statement No. 333-37905 on Form S-8 for The Procter & Gamble Future Shares Plan;

11. Registration Statement No. 333-51213 on Form S-8 for Group Profit Sharing, Incentive, and Employer Contribution Plan (France);

12. Registration Statement No. 333-51219 on Form S-8 for Procter & Gamble Ireland Employees Share Ownership Plan;

13. Registration Statement No. 333-51221 on Form S-8 for Employee Stock Purchase Plan (Japan);

14. Registration Statement No. 333-51223 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

15. Registration Statement No. 333-34606 on Form S-8 for The Procter & Gamble Future Shares Plan;

16. Registration Statement No. 333-40264 on Form S-8 for Savings and Thrift Plan Saudi Arabia;

17. Registration Statement No. 333-44034 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

18. Registration Statement No. 333-47132 on Form S-8 for Employee Stock Purchase Plan (Japan);

19. Registration Statement No. 333-49764 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme;

20. Registration Statement No. 333-75030 on Form S-8 for The Procter & Gamble 2001 Stock and Incentive Compensation Plan;

21. Registration Statement No. 333-100561 on Form S-8 for The Procter & Gamble (U.K.) 1-4-1 Plan;

22. Registration Statement No. 333-108753 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

23. Registration Statement No. 333-108991 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

24. Registration Statement No. 333-108992 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

25. Registration Statement No. 333-108993 on Form S-8 for Employee Stock Purchase Plan (Japan);

26. Registration Statement No. 333-108994 on Form S-8 for Procter & Gamble Ireland Employees Share Plan;

27. Registration Statement No. 333-108995 on Form S-8 for Group Profit Sharing, Incentive, and Employer Contribution Plan (France);

28. Registration Statement No. 333-108997 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

29. Registration Statement No. 333-108998 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors' Stock Plan;

30. Registration Statement No. 333-108999 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

31. Registration Statement No. 333-111304 on Form S-8 for The Procter & Gamble 2003 Non-Employee Directors' Stock Plan;

32. Registration Statement No. 333-111305 on Form S-8 for The Procter & Gamble U.K. Share Investment Scheme;

33. Amendment No. 1 to Registration Statement No. 333-113515 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants;

34. Amendment No. 3 to Registration Statement No. 333-123309 on Form S-4 for the Procter & Gamble Company; and

35. Post Effective Amendment No. 2 to Registration Statement No. 33-59257 on Form S-3 for The Procter & Gamble Shareholder Investment Program.


/S/ KPMG LLP
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KPMG LLP
Boston, Massachusetts
September 30, 2005